Exhibit 10.1

DocuSign Envelope ID: 7A6A1668-DE25-4DCF-B595-BB1783DC9903

VELOCITY
CAPITAL GROUP

REVENUE PURCHASE AGREEMENT

Agreement dated 12/18/2023 between Velocity Capital Group LLC ("**VCG**") and the Merchant listed below ("**MERCHANT**")

MERCHANT INFORMATION

Merchant's Legal Name: AMERIGUARD SECURITY SERVICES, INC.			
D/B/A: AMERIGUARD SECURITY SERVICES			
Type of Entity: Corporation		State of Incorporation: California	
Federal Tax ID: 73-1671817	Business Phone: 559-271-5984		
Contact Name: LAWRENCE DAVID GARCIA			
Mobile: 559-352-1216	Email Address: lg@ameriguardsecurity.com		
Mailing Address: 7776 N DANTE	City: FRESNO	State: CA	Zip: 93722
Physical Address: 5470 WEST SPRUCE AVENUE #102	City: FRESNO	State: CA	Zip: 93657
Purchase Price: $412,500.00	**Purchased Percentage: 8.48%**	**Purchased Amount: $565,125.00**	
Payment Frequency: Weekly	Remittance: $17,660.00		

Merchant hereby sells, assigns, and transfers to VCG (making VCG the absolute owner) in consideration of the Purchase Price specified above, the Purchased Percentage of all of Merchant's future accounts, contract rights and other entitlements arising from or relating to the payment of monies from Merchant's customer's and/or other third party payors (the "Receipts" defined as all payments made by cash, check, electronic transfer or other form of monetary payment in the ordinary course of the Merchant's business), for the payments due to Merchant as a result of Merchant's sale of goods and/or services (the "Transactions") until the Purchased Amount has been delivered by or on behalf of Merchant to VCG.

Merchant is selling a portion of a future revenue stream to VCG at a discount, not borrowing money from VCG, therefore there is no interest rate or payment schedule and no time period during which the Purchased Amount must be collected by VCG. The Remittance is a good faith estimate of (a) Purchased Percentage multiplied -by (b) the daily average revenues of Seller during the previous calendar month divided by (c) the number of business days in the calendar month. Merchant going bankrupt or going out of business, or experiencing a slowdown in business, or a delay in collecting its receivables, in and of itself, does not constitute a breach of this Agreement. VCG is entering this Agreement knowing the risks that Merchant's business may slow down or fail, and VCG assumes these risks based on Merchant's representations, warranties and covenants in this Agreement, which are designed to give VCG a reasonable and fair opportunity to receive the benefit of its bargain. Merchant and Guarantor are only guaranteeing their performance of the terms of this Revenue Purchase Agreement, and are not guaranteeing the payment of the Purchased Amount. The initial Remittance shall be as described above. The Remittance is subject to adjustment as set forth in Paragraph 1.4.

VCG will debit the Remittance each business day from only one depositing bank account, which account must be acceptable to, and pre-approved by, VCG (the "Ac- count") into which Merchant and Merchant's customers shall remit the Receipts from each Transaction, until such time as VCG receives payment in full of the Purchased Amount. Merchant hereby authorizes VCG to ACH debit the Agreed Remittance from the Account on the agreed upon Payment Frequency; a daily basis means any day that is not a United States banking holiday. VCG's payment of the Purchase Price shall be deemed the acceptance and performance by VCG of this Agreement. Merchant understands that it is responsible for ensuring that the Agreed Remittance to be debited by VCG remains in the Account and will be held responsible for any fees incurred by VCG resulting from a rejected ACH attempt or an Event of Default. VCG is not responsible for any overdrafts or rejected transactions that may result from VCG's ACH debiting the Agreed Remittance under the terms of this Agreement. Notwithstanding anything to the contrary in this Agreement or any other agreement be- tween VCG and Merchant, upon the occurrence of an Event of Default under Section 3 of the MERCHANT AGREEMENT TERMS AND CONDITIONS the Purchased Percentage shall equal 100%. A list of all fees applicable under this Agreement is contained in Appendix A.

THE MERCHANT AGREEMENT "TERMS AND CONDITIONS", THE "SECURITY AGREEMENT AND GUARANTY" AND THE "ADMINISTRATIVE FORM HEREOF, ARE ALL HEREBY INCORPORATED IN AND MADE A PART OF THIS MERCHANT AGREEMENT.

FOR THE MERCHANT (#1) By: LAWRENCE DAVID GARCIA — DocuSigned by: Lawrence David Garcia 0B13F536D7A8418...

(Print Name) (Title) (Signature)

FOR THE MERCHANT (#2) By: ______

(Print Name) (Title) (Signature)

BY THE OWNER (#1) By: LAWRENCE DAVID GARCIA — DocuSigned by: Lawrence David Garcia 0B13F536D7A8418...

(Print Name) (Title) (Signature)

BY THE OWNER (#2) By: ______

(Print Name) (Title) (Signature)

1

DocuSign Envelope ID: 7A6A1668-DE25-4DCF-B595-BB1783DC9903 MER_CH_A_NT_AGR_EE_M_E_N_T_TERMS A_ND CO_NDITIONS 1 TERMS OF ENROLLMENT INPROGRAM 1.1 Merchant Deposit Agreement and Processor. Merchant shall (A) execute an agreement acceptable to VCG with a Bank acceptable to VCG to obtain electronic fund transfer services for the Account, and (B) if applicable, execute an agreement acceptable to VCG with a credit and debit card processor (the “Processor”) instructing the Processor to deposit all Receipts into the Account. Merchant shall provide VCG and/or its au-thorized agent(s) with all of the information, authorizations and passwords necessary for verifying Merchant’s receivables, receipts, deposits and withdrawals into and from the Account. Merchant hereby authorizes VCG and/or its agent(s) to withdraw from the Account via ACH debit the amounts owed to VCG for the receipts as specified herein and to pay such amounts to VCG. These authorizations apply not only to the approved Account but also to any subsequent or alternate account used by the Merchant for these deposits, whether pre- approved by VCG or not. This addi-tional authorization is not a waiver of VCG’s entitlement to declare this Agreement breached by Merchant as a result of its u sage of an account which VCG did not first pre-approve in writing prior to Merchant’s usage thereof. The aforementioned authorizations shall be irrevocable without the written consent of VCG. 1.2 Term of Agreement. This Agreement shall remain in full force and effect until the entire Purchased Amount and any other amounts due are received by VCG as per the terms of this Agreement. 1.3 Future Purchase of Increments. Subject to the terms of this Agreement, VCG offers to purchase additional Receipts in the “Increments” stated in on Page 1 of this Agreement, if any. VCG reserves the right to delay or rescind the offer to purchase any Increment or any additional Re ceipts, in its sole and absolute discretion. 1.4 Adjustments to the Remittance. If an Event of Default has not occurred, every two (2) calendar weeks after the funding of the Purchase Price to Merchant, Merchant may give notice to VCG to request a decrease in the Remittance. The amount shall be decreased if the amount received by VCG was more than the Purchased Percentage of all revenue of Merchant since the date of this Revenue Purchase Agreement. The Remittance shall be modified to more closely reflect the Merchant’s actual receipts by multiplying the Merchant’s actual receipts by the Purchased Percentage divided by the number of business days in the previous (2) calendar weeks. Seller shall provide VCG with viewing access to their bank account as well as all information reasonably requested by VCG to properly calculate the Merchant’s Remittance. At the end of the two (2) calendar weeks the Merchant may request another adjustment pursuant to this paragraph or it is agreed that the Merchant’s Remittance shall return to the Remittance as agreed upon on Page 1 of this Agreement. 1.5 Financial Condition. Merchant and Guarantor(s) (as hereinafter defined and limited) authorize VCG and its agents to investigate their finan-cial responsibility and history, and will provide to VCG any authorizations, bank or financial statements, tax returns, etc., as VCG deems necessary in its sole and absolute discretion prior to or at any time after execution of this Agreement. A photocopy of this authorization will be deemed as ac-ceptable as an authorization for release of financial and credit information. VCG is authorized to update such information and financial and credit profiles from time to time as it deems appropriate. 1.6 Transactional History. Merchant authorizes all of its banks, brokers and processor to provide VCG with Merchant’s banking, brokerage and/ or processing history to determine qualification or continuation in this program and for collections purposes. Merchant shall provide VCG with copies of any documents related to Merchant’s card processing activity or financial and banking affairs within five days after a request from VCG. 1.7 Indemnification. Merchant and Guarantor(s) jointly and severally indemnify and hold harmless Processor, its officers, directors and shareholders against all losses, damages, claims, liabilities and expenses (including reasonable attorney’s fees) incurred by Processor resulting from (a) claims asserted by VCG for monies owed to VCG from Merchant and (b) actions taken by Processor in reliance upon any fraudulent, misleading or decep-tive information or instructions provided by VCG. 1.8 No Liability. In no event will VCG be liable for any claims asserted by Merchant or Guarantors under any legal theory for lost profits, lost revenues, lost business opportunities, exemplary, punitive, special, incidental, indirect or consequential damages, each of which is waived by both Merchant and Guarantor(s). In the event these claims are nonetheless raised, Merchant and Guarantors will be jointly liable for all of VCG’s at-torney’s fees and expenses resulting therefrom. 1.9 Reliance on Terms. Section 1.1, 1.6, 1.7, 1.8 and 2.5 of this Agreement are agreed to for the benefit of Merchant, VCG, Processor, and Mer-chant’s bank and notwithstanding the fact that Processor and the bank is not a party of this Agreement, Processor and the bank may rely upon their terms and raise them as a defense in any action. 1.10 Sale of Receipts. Merchant and VCG agree that the Purchase Price under this Agreement is in exchange for the Purchased Amount, and that such Purchase Price is not intended to be, nor shall it be construed as a loan from VCG to Merchant. Merchant agrees that the Purchase Price is in exchange for the Receipts pursuant to this Agreement, and that it equals the fair market value of such Receipts. VCG has purchased and shall own all the Receipts described in this Agreement up to the full Purchased Amount as the Receipts are created. Payments made to VCG in respect to the full amount of the Receipts shall be conditioned upon Merchant’s sale of products and services, and the payment therefore by Merchant’s customers. In no event shall the aggregate of all amounts or any portion thereof be deemed as interest hereunder, and in the event it is found to be interest despite the parties hereto specifically representing that it is NOT interest, it shall be found that no sum charged or collected hereunder shall exceed the highest rate permissible at law. In the event that a court nonetheless determines that VCG has charged or received interest hereunder in excess of the highest applicable rate, the rate in effect hereunder shall automatically be reduced to the maximum rate permitted by applicable law and VCG shall promptly refund to Merchant any interest received by VCG in excess of the maximum lawful rate, it being intended that Merchant not pay or contract to pay, and that VCG not receive or contract to receive, directly or indirectly in any manner whatsoever, interest in excess of that which may be paid by Merchant under applicable law. As a result thereof, Merchant knowingly and willingly waives the defense of Usury in any action or proceeding. 1.11 Power of Attorney. Merchant irrevocably appoints VCG as its agent and attorney-in-fact with full authority to take any action or execute any instrument or document to settle all obligations due to VCG from Processor, or in the case of a violation by Merchant of Section 1or the oc- currence of an Event of Default under Section 3 hereof, including without limitation (i) to obtain and adjust insurance; (ii) to collect monies due or to become due under or in respect of any of the Collateral; (iii) to receive, endorse and collect any checks, notes, drafts, instruments, docu- ments or chattel paper in connection with clause (i) or clause (ii) above; (iv) to sign Merchant’s name on any invoice, bill of lading, or assignment di- recting customers or account debtors to make payment directly to VCG; and (v) to contact Merchant’s banks and financial institutions us- ing Merchant and Guarantor(s) personal information to verify the existence of an account and obtain account balances (vi) to file any claims or take any action or institute any proceeding which VCG may deem necessary for the collection of any of the unpaid Purchased Amount from the Collateral or otherwise to enforce its rights with respect to payment of the Purchased Amount. 1.12 Protections against Default. The following Protections 1 through 8 may be invoked by VCG immediately and without notice to Merchant in the event: (a) Merchant takes any action to discourage the use of electronic check processing that are settled through Processor, or permits any event to occur that could have an adverse effect on the use, acceptance, or authorization of checks or other payments or deposits for the purchase of Merchant’s services and products including but not limited to direct deposit of any checks into a bank account without scanning into the VCG electronic check processor; (b) Merchant changes its arrangements with Processor or the Bank in any way that is adverse or unacceptable to VCG; (c) Merchant changes the electronic check processor through which the Receipts are settled from Processor to another electronic check processor, or permits any event to occur that could cause diversion of any of Merchant’s check or deposit transactions to another processor; (d) Merchant inten-tionally interrupts the operation of this business transfers, moves, sells, disposes, or otherwise conveys its business and/or assets 2 Initials

DocuSign Envelope ID: 7A6A1668-DE25-4DCF-B595-BB1783DC9903 (i) the express prior written consent of VCG, and (ii) the written agreement of any VCG or transferee to the assumption of all of Merchant’s obliga-tions under this Agreement pursuant to documentation satisfactory to VCG; (e) Merchant takes any action, fails to take any action, or offers any in-centive— economic or otherwise—the result of which will be to induce any customer or customers to pay for Merchant’s services with any means other than payments, checks or deposits that are settled through Processor; or (f) Merchant fails to provide VCG with copies of any documents related to Merchant’s card processing activity of financial and banking affairs within five days after a request from VCG. These protections are in addition to any other remedies available to VCG at law, in equity or otherwise pursuant to this Agreement. Protection 1. The full uncollected Purchased Amount plus all fees (including reasonable attorney’s fees) due under this Agreement and the attached Security Agreement become due and payable in full immediately. Protection 2. VCG may enforce the provisions of the Limited Personal Guaranty of Performance against the Guarantor(s). Protection 3. Merchant hereby authorizes VCG to execute in the name of the Merchant a Confession of Judgment in favor of VCG in the amount of Purchased Amount stated in the Agreement. Upon an Event of Default, VCG may enter that Confession of Judgment as a Judgment with the Clerk of any Court and execute thereon. Protection 4. VCG may enforce its security interest in the Collateral. Protection 5. The entire Purchased Amount and all fee (including reasonable attorney’s fees) shall become immediately payable to VCG from Merchant. Protection 6. VCG may proceed to protect and enforce its right and remedies by lawsuit. In any such lawsuit, if VCG recovers a Judgment against Merchant, Merchant shall be liable for all of VCG’s costs of the lawsuit, including but not limited to all reasonable attorneys’ fees and court costs. Protection 7. This Agreement shall be deemed Merchant’s Assignment of Merchant’s Lease of Merchant’s business premises to VCG. Upon breach of any provision in this Agreement, VCG may exercise its rights under this Assignment of Lease without prior Notice to Merchant. Protection 8. VCG may debit Merchant’s depository accounts wherever situated by means of ACH debit or facsimile signature on a computer-generated check drawn on Merchant’s bank account or otherwise for all sums due to VCG. 1.13 Protection of Information. Merchant and each person signing this Agreement on behalf of Merchant and/or as Owner or Guarantor, in respect of himself or herself personally, authorizes VCG to disclose information concerning Merchant’s and each Owner’s and each Guarantor’s credit stand-ing (including credit bureau reports that VCG obtains) and business conduct only to agents, affiliates, subsidiaries, and credit reporting bureaus. Merchant and each Owner and each Guarantor hereby and each waives to the maximum extent permitted by law any claim for damages against VCG or any of its affiliates relating to any (i)investigation undertaken by or on behalf of VCG as permitted by this Agreement or (ii) disclosure of information as permitted by this Agreement. 1.14 Confidentiality. Merchant understands and agrees that the terms and conditions of the products and services offered by VCG, including this Agreement and any other VCG documents (collectively, “Confidential Information”) are proprietary and confidential information of VCG. Ac-cordingly, unless disclosure is required by law or court order, Merchant shall not disclose Confidential Information of VCG to any person other than an attorney, accountant, financial advisor or employee of Merchant who needs to know such information for the purpose of advising Merchant (“Advisor”), provided such Advisor uses such information solely for the purpose of advising Merchant and first agrees in writing to be bound by the terms of this section. A breach hereof entitles VCG to not only damages and reasonable attorney’s fees but also to both a Temporary Restraining Order and a Preliminary Injunction without Bond or Security. 1.15 Publicity. Merchant and each of Merchant’s Owners and all Guarantors hereto all hereby authorizes VCG to use its, his or her name in listings of clients and in advertising and marketing materials. 1.16 D/B/A’s. Merchant hereby acknowledges and agrees that VCG may be using “doing business as” or “d/b/a” names in connection with vari-ous matters relating to the transaction between VCG and Merchant, including the filing of UCC-1 financing statements and other notices or filings. 2 REPRESENTATIONS, WARRANTIES ANDCOVENANTS Merchant represents warrants and covenants that, as of this date and during the term of this Agreement: 2.1Financial Condition and Financial Information. Merchant’s and Guarantors’ bank and financial statements, copies of which have been furnished to VCG, and future statements which will be furnished hereafter at the discretion of VCG, fairly represent the financial condition of Merchant at such dates, and since those dates there has been no material adverse changes, financial or otherwise, in such condition, operation or ownership of Mer- chant. Merchant and Guarantors have a continuing, affirmative obligation to advise VCG of any material adverse change in their financial condition, operation or ownership. VCG may request statements at any time during the performance of this Agreement and the Merchant and Guarantors shall provide them to VCG within five business days after request from VCG. Merchant’s or Guarantors’ failure to do so is a material breach of this Agreement. 2.2 Governmental Approvals. Merchant is in compliance and shall comply with all laws and has valid permits, authorizations and licenses to own, operate and lease its properties and to conduct the business in which it is presently engaged and/or will engage in hereafter. 2.3 Authorization. Merchant, and the person(s) signing this Agreement on behalf of Merchant, have full power and authority to incur and perform the obligations under this Agreement, all of which have been duly authorized. 2.4 Use of Funds. Merchant agrees that it shall use the Purchase Price for business purposes and not for personal, family, or household purposes. 2.5 Electronic Check Processing Agreement. Merchant will not change its Processor, add terminals, change its financial institution or bank account(s)or take any other action that could have any adverse effect upon Merchant’s obligations under this Agreement, without VCG’s prior written consent. Any such changes shall be a material breach of this Agreement. 2.6 Change of Name or Location. Merchant will not conduct Merchant’s businesses under any name other than as disclosed to the Processor and VCG, nor shall Merchant change any of its places of business without prior written consent by VCG. 2.7 Daily Batch Out. Merchant will batch out receipts with the Processor on a daily basis if applicable. 2.8 Estoppel Certificate. Merchant will at every and all times, and from time to time, upon at least one (1) day’s prior notice from VCG to Merchant, execute, acknowledge and deliver to VCG and/or to any other person, firm or corporation specified by VCG, a statement certifying that this Agreement is unmodified and in full force and effect (or, if there have been modifications, that the same is in full force and effect as modified and stating the modifications) and stating the dates which the Purchased Amount or any portion thereof has been repaid. 2.9 No Bankruptcy. As of the date of this Agreement, Merchant is not insolvent and does not contemplate filing for bankruptcy in the next six months and has not consulted with a bankruptcy attorney or filed any petition for bankruptcy protection under Title 11 of the United States Code and there has been no involuntary petition brought or pending against Merchant. Merchant further warrants that it does not anticipate filing any such bankruptcy petition and it does not anticipate that an involuntary petition will be filed against it. 2.10 Unencumbered Receipts. Merchant has good, complete, unencumbered and marketable title to all Receipts, free and clear of any and all liabilities, liens, claims, changes, restrictions, conditions, options, rights, mortgages, security interests, equities, pledges and encumbrances of any kind or nature whatsoever or any other rights or interests that may be inconsistent with the transactions contemplated with, or adverse to the interests of VCG. 2.11 Business Purpose. Merchant is a valid business in good standing under the laws of the jurisdictions in which it is organized and/or operates, and Merchant is entering into this Agreement for business purposes and not as a consumer for personal, family or household purposes. 2.12 Defaults under Other Contracts. Merchant’s execution of, and/or performance under this Agreement, will not cause or create an event of default by Merchant under any contract with another person or entity. 2.13 Good Faith. Merchant and Guarantors hereby affirm that Merchant is receiving the Purchase Price and selling VCG the Purchased Amount in good faith and will use the Purchase Price funds to maintain and grow Merchant’s business. 3 Initials

DocuSign Envelope ID: 7A6A1668-DE25-4DCF-B595-BB1783DC9903 3 EVENTS OF DEFAULT ANDREMEDIES 3.1 Events of Default. The occurrence of any of the following events shall constitute an “Event of Default” hereunder: Merchant or Guarantor shall violate any term or covenant in this Agreement; Any representation or warranty by Merchant in this Agreement shall prove to have been incorrect, false or misleading in any material respect when made; (c) the sending of notice of termination by Merchant or verbally notifying VCG of its intent to breach this Agreement; the Merchant fails to give VCG 24 hours advance notice that there will be insufficient funds in the account such that the ACH of the Remittance amount will not be honored by Merchant’s bank, and the Merchant fails to supply all requested documentation and allow for daily and/or real time monitoring of its bank account; Merchant shall transfer or sell all or substantially all of its assets; Merchant shall make or send notice of any intended bulk sale or transfer by Merchant; Merchant shall use multiple depository accounts without the prior written consent of VCG Merchant shall change its depositing account without the prior written consent of VCG; or Merchant shall close its depositing account used for ACH debits without the prior written consent of VCG Merchant’s bank returns a code other than NSF cutting VCG from its collections Merchant has 5 bounced payments or stops payments to VCG Merchant shall default under any of the terms, covenants and conditions of any other agreement with VCG. 3.2 Limited Personal Guaranty In the Event of a Default, VCG will enforce its rights against the Guarantors of this transaction. Said Guarantors will be jointly and severally liable to VCG for all of VCG’s losses and damages, in additional to all costs and expenses and legal fees associated with such enforcement. 3.3 Remedies. In case any Event of Default occurs and is not waived pursuant to Section 4.4. hereof, VCG may proceed to protect and enforce its rights or remedies by suit in equity or by action at law, or both, whether for the specific performance of any covenant, agreement or other provision contained herein, or to enforce the discharge of Merchant’s obligations hereunder (including the Guaranty) or any other legal or equitable right or remedy. All rights, powers and remedies of VCG in connection with this Agreement may be exercised at any time by VCG after the occurrence of an Event of Default, are cumulative and not exclusive, and shall be in addition to any other rights, powers or remedies provided by law or equity. 3.4 Costs. Merchant shall pay to VCG all reasonable costs associated with (a) an Event or Default, (b) breach by Merchant of the Covenants in this Agreement and the enforcement thereof, and(c) the enforcement of VCG‘s remedies set forth in this Agreement, including but not limited to court costs and attorney’s fees. 3.5 Required Notifications. Merchant is required to give VCG written notice within 24 hours of any filing under Title ll of the United States Code. Merchant is required to give VCG seven days’ written notice prior to the closing of any sale of all or substantially all of the Merchant’s assets or stock. 4 MISCELLANEOUS 4.1 Modifications; Agreements. No modification, amendment, waiver or consent of any provision of this Agreement shall be effective unless the same shall be in writing and signed by VCG. 4.2 Assignment. VCG may assign, transfer or sell its rights to receive the Purchased Amount or delegate its duties hereunder, either in whole or in part. 4.3 Notices. All notices, requests, consents, demands and other communications hereunder shall be delivered by certified mail, return receipt re-quested, to the respective parties to this Agreement at the addresses set forth in this Agreement. Notices to VCG shall become effective only upon receipt by VCG. Notices to Merchant shall become effective three days after mailing. 4.4 Waiver Remedies. No failure on the part of VCG to exercise, and no delay in exercising any right under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right under this Agreement preclude any other or further exercise thereof or the exercise of any other right. The remedies provided hereunder are cumulative and not exclusive of any remedies provided by law or equity. 4.5 Binding Effect; Governing Law, Venue and Jurisdiction. This Agreement shall be binding upon and inure to the benefit of Merchant, VCG and their respective successors and assigns, except that Merchant shall not have the right to assign its rights hereunder or any interest herein without the prior written consent of VCG which consent may be withheld in VCG’s sole discretion. VCG reserves the rights to assign this Agreement with or without prior written notice to Merchant. This Agreement shall be governed by and construed in accordance with the laws of the state of New York, without regards to any applicable principals of conflicts of law. Any suit, action or proceeding arising hereunder, or the interpretation, performance or breach hereof, shall, if VCG so elects, be instituted in any court sitting in New York, (the “Acceptable Forums”). Merchant agrees that the Acceptable Forums are convenient to it, and submits to the jurisdiction of the Acceptable Forums and waives any and all objections to jurisdiction or venue. Should such proceeding be initiated in any other forum, Merchant waives any right to oppose any motion or application made by VCG to transfer such proceeding to an Acceptable Forum. Merchant agrees that VCG may serve Merchant with process via certified mail by depositing into a United States Postal Service depositary, a properly postage envelope addressed to Merchant at its address listed herein (or such other address that Merchant specifically requests in writing that VCG substitute in place of the address listed herein). 4.6 Survival of Representation, etc. All representations, warranties and covenants herein shall survive the execution and delivery of this Agreement and shall continue in full force until all obligations under this Agreement shall have been satisfied in full and this Agreement shall have terminated. 4.7 Interpretation. All Parties hereto have reviewed this Agreement with attorney of their own choosing and have relied only on their own attorneys’ guidance and advice. No construction determinations shall be made against either Party hereto as drafter. 4.8 Severability. In case any of the provisions in this Agreement is found to be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of any other provision contained herein shall not in any way be affected or impaired. 4.9 Entire Agreement. Any provision hereof prohibited by law shall be ineffective only to the extent of such prohibition without invalidating the remaining provisions hereof. This Agreement and the Security Agreement and Guaranty hereto embody the entire agreement between Merchant and VCG and supersede all prior agreements and understandings relating to the subject matter hereof. 4.10 JURY TRIAL WAIVER. THE PARTIES HERETO WAIVE TRIAL BY JURY IN ANY COURT IN ANY SUIT, ACTION OR PROCEEDING ON ANY MATTER ARISING INCONNECTION WITH OR IN ANY WAY RELATED TO THE TRANSACTIONS OR THEENFORCEMENT HEREOF. THE PARTIES HERETO ACKNOWLEDGE THAT EACH MAKES THIS WAIVER KNOWINGLY, WILLINGLY AND VOLUNTARILY AND WITHOUT DURESS, AND ONLY AFTER EXTENSIVE CONSIDERATION OF THE RAMIFICATIONS OF THIS WAIVER WITH THEIR ATTORNEYS. 4.11 CLASS ACTION WAIVER. THE PARTIES HERETO WAIVE ANY RIGHT TO ASSERT ANY CLAIMS AGAINST THE OTHER PARTY AS A REPRESENTATIVE OR MEMBER IN ANY CLASS OR REPRESENTATIVE ACTION, EXCEPT WHERE SUCH WAIVER IS PROHIBITED BY LAW AS AGAINST PUBLIC POLICY. TO THE EXTENT EITHER PARTY IS PERMITTED BY LAW OR COURT OF LAW TO PROCEED WITH A CLASS OR REPRESENTATIVE ACTION AGAINST THE OTHER, THE PARTIES HEREBY AGREE THAT: (l) THE PREVAILING PARTY SHALL NOT BE ENTITLED TO RECOVER ATTORNEYS’ FEES OR COSTS ASSOCIATED WITH PURSUING THE CLASS OR REPRESENTATIVE ACTION (NOT WITHSTANDING ANY OTHER PROVISION IN THIS AGREEMENT); AND (2) THE PARTY WHO INITIATES OR PARTICIPATES AS A MEMBER OF THE CLASS WILL NOT SUBMIT A CLAIM OR OTHERWISE PARTICIPATE IN ANY RECOVERY SECURED THROUGH THE CLASS OR REPRESENTATIVE ACTION. IMAGE OMITTED 4.12 Facsimile & Digital Acceptance. Facsimile signatures and digital signatures hereon shall be deemed acceptable for all purposes. Initials_4

DocuSign Envelope ID: 7A6A1668-DE25-4DCF-B595-BB1783DC9903

VELOCITY
CAPITAL GROUP

SECURITY AGREEMENT AND GUARANTY

Merchant's Legal Name: AMERIGUARD SECURITY SERVICES, INC.			
DBA: AMERIGUARD SECURITY SERVICES			
Federal Tax ID: 73-1671817			
Physical Address: 5470 WEST SPRUCE AVENUE #102	City: FRESNO	State: CA	Zip: 93657
Additional Guarantor(s): AMERIGUARD SEC SYSTEMS INC. & AMERIGUARD SECURITY SERVICES, INC. & AMERIGUARDSECURITY.COM & 6487 N BENDEL AVE FRESNO, CA 93722 FRESNO COUNTY AND			
Secondary Contact Full Address: , , ,			

SECURITY AGREEMENT

Security Interest. This Agreement will constitute a security agreement under the Uniform Commercial Code. Merchant and Guarantor(s) grants to VCG a security interest in and lien upon: (a) all accounts, chattel paper, documents, equipment, general intangibles, instruments, and inventory, as those terms are each defined in Article 9 of the Uniform Commercial Code (the "UCC"), now or hereafter owned or acquired by Merchant and/or Guarantor(s), (b) all proceeds, as that term is defined in Article 9 of the UCC (c) all funds at any time in the Merchant's and/or Guarantor(s) Account, regardless of the source of such funds, (d) present and future Electronic Check Transactions, and (e) any amount which may be due to VCG under this Agreement, including but not limited to all rights to receive any payments or credits under this Agreement (collectively, the "Secured Assets"). Merchant agrees to provide other security to VCG upon request to secure Merchant's obligations under this Agreement. Merchant agrees that, if at any time there are insufficient funds in Merchant's Account to cover VCG's entitlements under this Agreement, VCG is granted a further security interest in all of Merchant's assets of any kind whatsoever, and such assets shall then become Secured Assets. These security interests and liens will secure all of VCG's entitlements under this Agreement and any other agreements now existing or later entered into between Merchant, VCG or an affiliate of VCG. VCG is authorized to file any and all notices or filings it deems necessary or appropriate to enforce its entitlements hereunder.

This security interest may be exercised by VCG without notice or demand of any kind by making an immediate withdrawal or freezing the Secured Assets. VCG shall have the right to notify account debtors at any time. Pursuant to Article 9 of the Uniform Commercial Code, as amended from time to time, VCG has control over and may direct the disposition of the Secured Assets, without further consent of Merchant. Merchant hereby represents and warrants that no other person or entity has a security interest in the Secured Assets.

With respect to such security interests and liens, VCG will have all rights afforded under the Uniform Commercial Code, any other applicable law and in equity. Merchant will obtain from VCG written consent prior to granting a security interest of any kind in the Secured Assets to a third party. Merchant and Guarantor (s) agree(s) that this is a contract of recoupment and VCG is not required to file a motion for relief from a bankruptcy action automatic stay to realize on any of the Secured Assets. Nevertheless, Merchant and Guarantor(s) agree(s) not to contest or object to any motion for relief from the automatic stay filed by VCG. Merchant and Guarantor(s) agree(s) to execute and deliver to VCG such instruments and documents VCG may reasonably request to perfect and confirm the lien, security interest and right of set off set forth in this Agreement. VCG is authorized to execute all such instruments and documents in Merchant's and Guarantor(s) name.

Merchant and Guarantor(s) each acknowledge and agree that any security interest granted to VCG under any other agreement between Merchant or Guarantor(s) and VCG (the "Cross-Collateral") will secure the obligations here under and under the Merchant Agreement. Merchant and Guarantor(s) each agrees to execute any documents or take any action in connection with this Agreement as VCG deems necessary to perfect or maintain VCG's first priority security interest in the Collateral and the Additional Collateral, including the execution of any account control agreements. Merchant and Guarantor(s) each hereby authorizes VCG to file any financing statements deemed necessary by VCG to perfect or maintain VCG's security interest. Merchant and Guarantor(s) shall be liable for, and VCG may charge and collect, all costs and expenses, including but not limited to attorney's fees, which may be incurred by VCG in protecting, preserving and enforcing VCG's security interest and rights.

Negative Pledge. Merchant and Guarantor(s) each agrees not to create, incur, assume, or permit to exist, directly or indirectly, any lien on or with respect to any of the Collateral or the Additional Collateral, as applicable.

Consent to Enter Premises and Assign Lease. VCG shall have the right to cure Merchant's default in the payment of rent on the following terms. In the event Merchant is served with papers in an action against Merchant for nonpayment of rent or for summary eviction, VCG may execute its rights and remedies under the Assignment of Lease. Merchant also agrees that VCG may enter into an agreement with Merchant's landlord giving VCG the right: (a) to enter Merchant's premises and to take possession of the fixtures and equipment therein for the purpose of protecting and preserving same; and/or (b) to assign Merchant's lease to another qualified business capable of operating a business comparable to Merchant's at such premises.

Remedies. Upon any Event of Default, VCG may pursue any remedy available at law (including those available under the provisions of the UCC), or in equity to collect, enforce, or satisfy any obligations then owing to VCG, whether by acceleration or otherwise.

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Initials DS WG

DocuSign Envelope ID: 7A6A1668-DE25-4DCF-B595-BB1783DC9903

VELOCITY
CAPITAL GROUP

GUARANTY OF PERFORMANCE

THE TERMS, DEFINITIONS, CONDITIONS AND INFORMATION SET FORTH IN THE "MERCHANT AGREEMENT", INCLUDING THE "TERMS AND CONDITIONS", ARE HEREBY INCORPORATED IN AND MADE A PART OF THIS SECURITY AGREEMENT AND GUARANTY. CAPITALIZED TERMS NOT DEFINED IN THIS SECURITY AGREEMENT AND GUARANTY, SHALL HAVE THE MEANING SET FORTH IN THE MERCHANT AGREEMENT, INCLUDING THE TERMS ANDCONDITIONS.

VCG As an additional inducement for VCG to enter into this Agreement, the undersigned Guarantor(s) hereby provides VCG with this Guaranty. Guarantor(s) will not be personally liable for any amount due under this Agreement **unle**ss Merchant commits an Event of Default pursuant to Paragraph 3.1 of this Agreement. Each Guarantor shall be jointly and severally liable for all amounts owed to VCG in the Event of Default. Guarantor(s) guarantee Merchant's good faith, truthfulness and performance of all of the representations, warranties, covenants made by Merchant in this Agreement as each may be renewed, amended, extended or otherwise modified (the "Guaranteed Obligations"). Guarantor's obligations are due at the time of any breach by Merchant of any representation, warranty, or covenant made by Merchant in the Agreement.

Guarantor Waivers. In the event of a breach of the above, VCG may seek recovery from Guarantors for all of VCG's losses and damages by enforcement of VCG's rights under this Agreement without first seeking to obtain payment from Merchant, any other guarantor, or any Collateral or Additional Collateral VCG may hold pursuant to this Agreement or any other guaranty.
VCG does not have to notify Guarantor of any of the following events and Guarantor will not be released from its obligations under this Agreement if it is not notified of: (i) Merchant's failure to pay timely any amount required under the Merchant Agreement; (ii) any adverse change in Merchant's financial condition or business; (iii) any sale or other disposition of any collateral securing the Guaranteed Obligations or any other guaranty of the Guaranteed Obligations; (iv) VCG's acceptance of this Agreement; and (v) any renewal, extension or other modification of the Merchant Agreement or Merchant's other obligations to VCG. In addition, VCG may take any of the following actions without releasing Guarantor from any of its obligations under this Agreement: (i) renew, extend or otherwise modify the Merchant Agreement or Merchant's other obligations to VCG; (ii) release Merchant from its obligations to VCG; (iii) sell, release, impair, waive or otherwise fail to realize upon any collateral securing the Guaranteed Obligations or any other guaranty of the Guaranteed Obligations; and (iv) foreclose on any collateral securing the Guaranteed Obligations or any other guaranty of the Guaranteed Obligations in a manner that impairs or precludes the right of Guarantor to obtain reimbursement for payment under this Agreement. Until the Purchased Amount and Merchant's other obligations to VCG under the Merchant Agreement and this Agreement are paid in full, Guarantor shall not seek reimbursement from Merchant or any other guarantor for any amounts paid by it under this Agreement. Guarantor permanently waives and shall not seek to exercise any of the following rights that it may have against Merchant, any other guarantor, or any collateral provided by Merchant or any other guarantor, for any amounts paid by it, or acts performed by it, under this Agreement: (i) subordination; (ii) reimbursement; (iii) performance; (iv) indemnification; or (v) contribution. In the event that VCG must return any amount paid by Merchant or any other guarantor of the Guaranteed Obligations because that person has become subject to a proceeding under the United States Bankruptcy Code or any similar law, Guarantor's obligations under this Agreement shall include that amount.
Guarantor Acknowledgement. The terms of section 4.5 in the Agreement shall also apply to Guarantor. VCG may serve Guarantor with process via certified mail be depositing into a United States Postal Service depositary, a properly postage envelope addressed to Guarantor at his or her last know address (or such other address that Guarantor specifically requests in writing that VCG utilize for this purpose). Guarantor acknowledges that: (i) He/She is bound by the Class Action Waiver provision in the Merchant Agreement Terms and Conditions; (ii) He/She understands the seriousness of the provisions of this Agreement; (ii) He/She has had a full opportunity to consult with counsel of his/her choice; and (iii) He/She has consulted with counsel of its choice or has decided not to avail himself/herself of that opportunity.

FOR THE MERCHANT (#1) By: LAWRENCE DAVID GARCIA — DocuSigned by: Lawrence David Garcia 0B13F536D7A8418... — 568-23-1827
Driver's License Number A3150865 (Print Name) (Signature) (SSN#)

FOR THE MERCHANT (#2) By: ____________________
Driver's License Number ____________________ (Print Name) (Signature) (SSN#)

BY OWNER (#1) By: LAWRENCE DAVID GARCIA — DocuSigned by: Lawrence David Garcia 0B13F536D7A8418... — 568-23-1827
Driver's License Number A3150865 (Print Name) (Signature) (SSN#)

BY OWNER (#2) By: ____________________
Driver's License Number ____________________ (Print Name) (Signature) (SSN#)

FOR THE GURANTOR(S) By: LAWRENCE DAVID GARCIA — DocuSigned by: Lawrence David Garcia 0B13F536D7A8418... — 568-23-1827
Driver's License Number A3150865 (Print Name) (Signature) (SSN#)

FOR THE GURANTOR(S) By: ____________________
Driver's License Number ____________________ (Print Name) (Signature) (SSN#)

6

DocuSign Envelope ID: 7A6A1668-DE25-4DCF-B595-BB1783DC9903

VELOCITY
CAPITAL GROUP

APPENDIX A - THE FEE STRUCTURE:

A. Underwriting Fee $8,250.00 to cover underwriting and related expenses.

B. Origination Fee $8,250.00 to cover cost of Origination and ACH Setup.

C. Stacking Fee $7,500.00 (Per MCA Stack- without prior notification to Velocity Capital Group)

D. NSF Fee (Standard) $100.00 (each)

E. UCC Filing Fee (Standard) $165.00 (each)

F. Rejected ACH / Blocked ACH / Default Fee $10,000.00 or 10% of the funded amount, or 25% of the unpaid purchased amount, whichever is greater. When Merchant BLOCKS Account from our Debit ACH, or when Merchant directs the bank to reject our Debit ACH, which places them in default (per contract). When Merchant changes bank Account cutting us off from our collections.

G. Bank Change Fee $50.00 When Merchant requires a change of Bank Account to be Debited, requiring us to adjust our system.

H. Wire Fee - Each Merchant shall receive their funding electronically to their designated bank account and will be charged $50.00 for a Fed Wire or $0.00 for a bank ACH.

DocuSigned by:

FOR THE MERCHANT (#1) By: LAWRENCE DAVID GARCIA Lawrence David Garcia

0B13F536D7A8418...

(Print Name) (Signature) (Title)

FOR THE MERCHANT (#2) By: ____________________

(Print Name) (Signature) (Title)

7

DocuSign Envelope ID: 7A6A1668-DE25-4DCF-B595-BB1783DC9903

VELOCITY
CAPITAL GROUP

AUTHORIZATION AGREEMENT FOR DIRECT DEPOSIT (ACH CREDIT) AND DIRECT PAYMENTS (ACH DEBITS)

PAYMENTS WILL APPEAR ON YOUR BANK STATEMENTS AS " Velocity Capital Group" and/or "VCG"
DEFINITIONS:
VCG: VELOCITY CAPITAL GROUP, LLC

Seller: AMERIGUARD SECURITY SERVICES, INC. Tax ID: 73-1671817

(Merchant's Legal Name)

Merchant Agreement: Merchant Agreement between VCG and Seller, dated as of 12/18/2023.

DESIGNATED CHECKING ACCOUNT:

Bank Name: CITI BANK	Branch:
ABA: Routing: 321171184	DDA: Account: 205270226

Capitalized terms used in this Authorization Agreement without definition shall have the meanings set forth in the Merchant Agreement.
By signing below, Seller attests that the Designated Checking Account was established for business purposes and not primarily for personal, family or household purposes. **This Authorization Agreement for Direct Deposit (ACH Credit) and Direct Payments (ACH Debits) is part of (and incorporated by reference into) the Merchant Agreement. Seller should keep a copy of this important legal document for Seller's records.**
DISBURSMENT OF ADVANCE PROCEEDS. By signing below, Seller authorizes VCG to disburse the Advance proceeds less the amount of any applicable fees upon Advance approval by initiating ACH credits to the Designated Checking Account, in the amounts and at the times specified in the Merchant Agreement. **By signing below, Seller also authorizes VCG to collect amounts due from Seller under the Merchant Agreement by initiating ACH debits to the Designated Checking Account, as follows:**

In the amount of: $17,660.00

(Or) Percentage of each Banking Deposit: 20.00%

On the Following Days: Monday

If any payment date falls on a weekend or holiday, I understand and agree that the payment may be executed on the next business day. If a payment is rejected by Seller's financial institution for any reason, including without limitation insufficient funds, Seller understands that VCG may, at its discretion, attempt to process the payment again as permitted under applicable ACH rules. Seller also authorizes VCG to initiate ACH entries to correct any erroneous payment transaction.
MISCELLANEOUS. VCG is not responsible for any fees charged by Seller's bank as the result of credits or debits initiated under this Authorization Agreement. The origination of ACH debits and credits to the Designated Checking Account must comply with applicable provisions of state and federal law, and the rules and operating guidelines of NACHA (formerly known as the National Automated Clearing House Association).
This Authorization Agreement is to remain in full force and effect until VCG has received written notification from Seller at the address set forth be- low at least 5 banking days prior of its termination to afford VCG a reasonable opportunity to act on it. The individual signing below on behalf of Seller certifies that he/she is an authorized signer on the Designate Checking Account. Seller will not dispute any ACH transaction initiated pursuant to this Authorization Agreement, provided the transaction corresponds to the terms of this Authorization Agreement. Seller requests the financial institution that holds the Designated Checking Account to honor all ACH entries initiated in accordance with this Authorization Agreement.

Seller: AMERIGUARD SECURITY SERVICES, INC.

(Merchant's Legal Name)

Title: ______

DocuSigned by:

X Lawrence David Garcia

0B13F536D7A8418...

(Signature)

Print Name: LAWRENCE DAVID GARCIA

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DocuSign Envelope ID: 7A6A1668-DE25-4DCF-B595-BB1783DC9903 Dear Merchant, Thank you for accepting an offer from Velocity Capital Group LLC. We are looking forward to building a relationship with your business that al lows you to reach and exceed your goals. Please note that prior to funding your account, our Underwriting department needs to see the most recent balance and activity information in real-time as a fraud countermeasure and in order to ensure the health of your business aligns with the terms of your offer. For your convenience, we have three secure options for you to choose from to complete this step. After being completed and executed, you can fax the agreement to 718-744-2858 Option 1) Please provide information required for read-only access* to your business account. Bank portal website: Username: Password: Security Question/Answer 1: Security Question/Answer2: Security Question/Answer3: Any other information necessary to access your account: Option 2) Provide an email address which will receive a secure 3rd party link, allowing you to log in on your own machine through industry standard Decision Logic. (https://www .decisionlogic.com/) Your valid email address (please ensure correct spelling and case sensitivity): Option 3) You may call into a secure line to complete this step with a live representative. Secure Verification Number: 833-VCG FUND * Read only access can be easily arranged by calling your Bank, allowing our underwriters to view account information without being able to transfer, debit or otherwise access funds. ISO on file: Oval Ventures, LLC ISO Rep on file: Carlos Brown Initials: 9